UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): October 7, 2008

MORGAN STANLEY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1585 Broadway, New York, New York 10036
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.	Other Events

     On October 7, 2008, Morgan Stanley (the “Company”) issued a press release announcing that it and Mitsubishi UFJ Financial Group, Inc. (“MUFG”) received key regulatory clearances for MUFG’s $9 billion investment in the Company. A copy of the press release is being filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit
Number	Description

99	Press release of the Company dated October 7, 2008

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY

Date: October 7, 2008	By:	/s/ Martin M. Cohen
Martin M. Cohen
Assistant Secretary and Counsel

EXHIBIT INDEX
Exhibit
Number	Description
99	Press release of the Company dated October 7, 2008